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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549


                          FORM 8-K


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934.

     Date of report (Date of earliest event reported):
                        June 18, 2002

                Commission File No. 000-29475


                Malahat Energy Corporation
  (Exact Name of Registrant as Specified in Its Charter)


        Nevada                             87-0640430
    (State or Other                     (I.R.S. Employer
    Jurisdiction of                   Identification No.)
   Incorporation or
     Organization)

700 - 101 Convention Centre Drive,                    89109
Las Vegas, Nevada
 (Address of principal                           (ZIP Code)
  executive offices)

                      1-800-631-8127
   (Registrant's Telephone Number, Including Area Code)


                      Not Applicable
   (Former Name or Former Address, if Changed Since Last
                          Report)

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ITEM 5.   OTHER EVENTS

      Effective June 18, 2002, the Registrant's board of directors accepted the resignation of Kimberlee S. Bogen as a director. Ms. Bogen made no reference to any disagreement with the Registrant on any matter relating to the
Registrant's operations, policies or practices and the Registrant is not aware of any such disagreements. A copy of Ms. Bogen's letter of resignation which was sent to the Registrant's Chairman of the Board is attached as an Exhibit hereto.

     Concurrent with the acceptance of Ms. Bogen's resignation, effective June 18, 2002, the Registrant's board of directors appointed Robert Janzen as a director to fill the vacancy created by Ms. Bogen's resignation. Mr. Janzen is a corporate lawyer practicing in Arthur, Ontario, Canada, and was formerly Chairman of one of the Registrant's predecessor private corporate entities, Malahat Systems Corporation, from December 1995 through May 2001.

      Effective July 15, 2002, the Registrant's board of directors appointed Mr. Jake Neufeld and Dr. David Wiles as additional directors in accordance with the Registrant's articles and by-laws and applicable legislation.

       Mr. Neufeld was the founder of Malahat Systems Corporation, the private corporation which has evolved into the Registrant, having served as head of development for the Registrant's core technology since 1993. Mr. Neufeld had served as a senior officer and director of Malahat Systems Corporation prior to May 2001.

      Dr. Wiles was Director General (1975 to 1990) of the National Research Council of Canada, Chemistry Division. Dr. Wiles formerly served as Chairman and then President of the Chemical Institute of Canada and served as a member of the Committee on Macromolecular Chemistry of the U.S. National Research Council, among many other such positions. Since 1990, Dr. Wiles has served as the principal of Plastichem Consulting, a limited partnership which consults to various chemical companies worldwide on polymers and provides expert witness testimony for science and technology matters. Since 1995, Dr. Wiles has served as a director of MLB Industries Inc., a company whose shares trade on the TSX Venture Exchange under the symbol "MLB".

     The Registrant's board of directors now consists of Ben
Dulley  (as  Chairman), Bruce Ramsay,  Robert  Janzen,  Jake
Neufeld and Dr. David Wiles.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c.) Exhibits:

Ex. 17 Letter of Resignation of Kimberlee S. Bogen dated June 18, 2002



                         SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


  MALAHAT ENERGY CORPORATION


  By: /s/ B. Dulley                     Date: August 9, 2002
          ---------------
          Ben Dulley
          Chief Executive Officer


  By: /s/ B. Ramsay                     Date: August 9, 2002
          ---------------
          Bruce Ramsay
          Chief Financial Officer




                        EXHIBIT INDEX

Exhibit No.                                             Page

17       Letter of Resignation of Kimberlee S. Bogen    5
         dated June 18, 2002